EAST TEXAS FINANCIAL SERVICES, INC.

                            1200 South Beckham Avenue
                               Tyler, Texas 75701
                                 (903) 593-1767
--------------------------------------------------------------------------------





                                                               December 23, 1996





Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of East Texas Financial Services, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at 2:00 p.m., local time, on January 22, 1997 at the offices of the Company, located at 1200 S. Beckham Avenue, Tyler, Texas.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to elect two directors of the Company and to ratify the appointment of auditors. In addition, the meeting will include management's report to you on the Company's 1996 financial and operating performance.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.


Very truly yours,



/s/Gerald W. Free
-----------------
Gerald W. Free
President and Chief Executive Officer

                       EAST TEXAS FINANCIAL SERVICES, INC.
                            1200 South Beckham Avenue
                               Tyler, Texas 75701
                                 (903) 593-1767


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 22, 1997

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of East Texas Financial Services, Inc. (the "Company") will be held at the offices of the Company, located at 1200 S. Beckham Avenue, Tyler, Texas on January 22, 1997 at 2:00 p.m., local time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.    The election of two directors of the Company;

         2. The ratification of the appointment of Bryant & Welborn, L.L.P. as auditors for the Company for the fiscal year ending September 30, 1997.

and such other matters as may properly come before the Meeting, or at any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on December 11, 1996 are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available at the main office of the Company during the ten days prior to the Meeting, as well as at the Meeting.

         You are requested to complete and sign the enclosed Proxy Card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

By Order of the Board of Directors



/s/Gerald W. Free
-----------------
Gerald W. Free
President and Chief Executive Officer

Tyler, Texas
December 23, 1996


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                       EAST TEXAS FINANCIAL SERVICES, INC.
                            1200 South Beckham Avenue
                               Tyler, Texas 75701
                                 (903) 593-1767


                         ANNUAL MEETING OF STOCKHOLDERS
                                January 22, 1997


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of East Texas Financial Services, Inc. (the "Company") of proxies to be used at the second Annual Meeting of Stockholders (the "Meeting") which will be held at the offices of the Company located at 1200
S. Beckham Avenue, Tyler, Texas on January 22, 1997 at 2:00 p.m., local time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about December 23, 1996. Certain of the information provided herein relates to First Federal Savings and Loan Association of Tyler (the "Association"), a wholly owned subsidiary and predecessor of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of two directors of the Company and (ii) a proposal to ratify the appointment of Bryant & Welborn, L.L.P. as the Company's independent auditors for the fiscal year ending September 30, 1997.

Vote Required and Proxy Information

         All shares of common stock of the Company, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting of Stockholders, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed Proxy Card and acting pursuant thereto will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal will have the same effect as votes against the proposal. Broker non-votes will have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes will be treated as shares present at the Meeting for purposes of determining a quorum.

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments or postponements thereof. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Sandra J. Allen, Secretary, at the address shown above.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on December 11, 1996 will be entitled to one vote for each share then held. As of that date, the Company had 1,079,285 shares of Common Stock outstanding. The following table sets forth, as of December 11, 1996, information regarding share ownership of:
(i) those persons or entities known by management to beneficially own more than five percent of the Common Stock and (ii) all directors and executive officers of the Company and the Association as a group. For information regarding the beneficial ownership of Common Stock by directors of the Company, see "Proposal I--Election of Directors-- General."

                                                  Shares             Percent
                                                Beneficially           of
         Beneficial Owner                         Owned              Class
         ----------------                         -----              -----
East Texas Financial Services, Inc.               97,215(1)            9.01%
Employee Stock Ownership Plan
1200 South Beckham Avenue
Tyler, Texas 75701

The SC Fundamental Value Fund, L.P.              100,000               9.27
SC Fundamental Value BVI, Inc.
SC Fundamental Inc.
Gary N. Siegler
Peter M. Collery(2)
c/o Stephen M. Davis, Esq.
Werber McMillin & Carnelutti
A Professional Corporation
711 Fifth Avenue
New York, New York  10022

So Gen International Fund, Inc.                  104,000(3)            9.64
Societe Generale Asset Management Corp.
1221 Avenue of the Americas
New York, New York 10020

All directors and executive                      270,976(4)            25.11
 officers (10 persons) as a group

---------------

(1)  The amount  reported  represents  shares  held by the East Texas  Financial
     Services, Inc. Employee Stock Ownership Plan (the "ESOP"), 20,895 shares of which have been allocated to accounts of participants. First Bankers Trust
     Co., N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.
(2) The above information regarding beneficial ownership by Messrs. Siegler and Collery, both of whom are executive officers and directors of The SC
     Fundamental  Value  Fund,  L.P.,  SC  Fundamental  Value BVI,  Inc.  and SC
     Fundamental Inc., is as reported by them in a statement dated January 19, 1995 on Schedule 13D under the Securities Exchange Act of 1934. Both
     Messrs. Siegler and Collery reported sole voting and dispositive power over no shares and shared voting and dispositive power over 100,000 shares. Both
     The SC Fundamental Value Fund, L.P. and SC Fundamental Inc. reported sole voting and dispositive power over no shares and shared voting and dispositive power over 64,750 shares. SC Fundamental Value BVI, Inc.
     reported sole voting and dispositive power over no shares and shared voting and dispositive power over 32,250 shares.
(3) The above information regarding beneficial ownership is as reported by SoGen International Fund, Inc. (the "Fund") and Societe Generale Asset
     Management Corp. (the "Adviser") in a Schedule 13G dated February 14, 1996.
     The Fund reported shared voting and dispositive power as to 85,000 shares and the Adviser reported shared voting and dispositive power as to 104,000 shares.
(4) This amount includes shares held directly, as well as shares allocated to the accounts of executive officers under the ESOP, held in retirement accounts, in a fiduciary capacity or by certain entities or family members, with respect to which shares the respective directors and officers may be deemed to have sole voting and/or investment power. This amount also includes an aggregate of 16,163 shares subject to options under the Company's Stock Option and Incentive Plan (the "Stock Option Plan"), which options are exercisable within 60 days of December 11, 1996.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

General

         The Company's Board of Directors currently consists of eight members, each of whom is also a director of the Association. The Board is divided into three classes, and approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year term or until their respective successors are elected and qualified.

         The following table sets forth certain information, as of December 11, 1996, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                                                                                             Shares of
                                                                                            Common Stock      Percent
                                         Position(s) Held           Director   Term to     Beneficially         of
            Name                Age      in the Company             Since(1)   Expire         Owned(2)        Class
            ----                ---      --------------             --------   ------         --------        -----
NOMINEES

Jack W. Flock                   83    Chairman of the Board            1948       2000          33,611         3.11%

Charles R. Halstead             69    Director                         1994       2000           5,161         0.48


DIRECTORS CONTINUING IN OFFICE


Gerald W. Free                  57    President, Chief Executive       1984       1998          21,671         2.01
                                      Officer and Director
M. Earl Davis                   58    Director                         1988       1999           5,136         0.48

H.H. Richardson, Jr.            64    Director                         1994       1998           5,611         0.52

Jim M. Vaughn, M.D.             84    Director                         1949       1998          53,111         4.92

James W. Fair                   71    Director                         1951       1999          63,111         5.85

L. Lee Kidd                     61    Director                         1977       1999          63,111(3)      5.85

(1)  Includes service as a director of the Association.
(2) Includes shares held directly, as well as shares held in retirement accounts, in a fiduciary capacity or by certain entities or family members, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. Also includes shares subject to options of 6,076 and 1,045 under the Company's Stock Option Plan which are exercisable within 60 days of December 11, 1996 to President Free and each non-employee director, respectively. The amount reflected for Mr. Free also includes 4,250 shares which have been allocated to him under the ESOP.
(3) 30,000 of such shares are owned by a limited partnership, of which Mr. Kidd is a limited partner. Mr. Kidd has disclaimed beneficial ownership of these securities.

         The principal occupation of each director of the Company and each nominee for director is set forth below. All directors and nominees have held their present positions for at least five years unless otherwise indicated.

         Jack W. Flock is Chairman of the Board of Directors, a position he has held since 1983. Mr. Flock is a full-time practicing attorney, of counsel to Ramey & Flock, P.C. located in Tyler. Prior to his of counsel relationship, he was President of Ramey & Flock, P.C. Mr. Flock retired in 1995, after 20 years as Chairman of the Board of Trustees of Tyler Junior College.

         Charles R. Halstead is a geologist and is involved in oil and gas related investments in East Texas. Mr. Halstead is a former mayor of Tyler.

         Gerald W. Free is the President and Chief Executive Officer of First Federal, a position he has held since May 1983.

         H. H. Richardson, Jr. is the President of H. H. Richardson, Jr. Construction Company, which is involved in home building and development in the Tyler area.

         Jim M. Vaughn retired in 1993 after 50 years as an ophthalmologist in Tyler. Dr. Vaughn recently retired from the board of trustees of Tyler Junior College after 40 years of service. He currently serves on the development board of The University of Texas at Tyler and The University of Texas Health Center at Tyler.

         M. Earl Davis is the Vice President Compliance/Marketing of First Federal, a position he has held since March 1996. Prior to taking this position with First Federal, he was the Executive Vice President of Administration for Tyler Pipe Industries located in Tyler. He served in various capacities with that company for 32 years. Tyler Pipe Industries is the largest manufacturing firm in East Texas and one of the largest manufacturers of cast iron pipe in the United States. Mr. Davis also has served on numerous boards of civic organizations in the Tyler area.

         James W. Fair is involved in real estate development in the Tyler area. Mr. Fair also is an investor in various oil and gas related ventures in East Texas. Mr. Fair serves as a trustee for Tyler Junior College, Director of the Tyler Economic Development Counsel, Inc. and board member of the East Texas Hospital Foundation, and is a former mayor of Tyler.

         L. Lee Kidd is an independent oil and gas operator in East Texas. In addition, he is involved in real estate development in the Tyler area.


Meetings and Committees of the Board of Directors

         Meetings of the Company's Board of Directors generally are held on a monthly basis. The Board of Directors met 12 times during the fiscal year ended September 30, 1996. During fiscal 1996, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings. The Company has not established any standing committees independent of the committees of the Association's Board of Directors.

         The Association's Board of Directors generally meets monthly and may have additional special meetings upon request of the Chairman of the Board, the President or one-third of the directors. The Board of Directors of the Association met 12 times during the year ended September 30, 1996. During fiscal 1996, no incumbent director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Board of Directors has standing Executive, Audit and Compensation Committees which also serve like functions for the Company's Board of Directors.

         The Executive Committee, composed of Directors Flock (Chairman), Fair, Vaughn and Free, generally meets on an annual basis to discuss salary recommendations for all employees. This committee met once in fiscal 1996.

         The Audit Committee, composed of Directors Kidd (Chairman), Davis, Richardson and Free, provides for and reviews the Company's annual independent audit. This committee met once during the fiscal year ended September 30, 1996.

         The  full  Board  of  Directors  of the  Company  acts as a  Nominating
Committee for the annual selection of nominees for election as directors. Pursuant to the Company's Bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting and such written nomination must contain certain information as provided in the Company's Bylaws. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited nominations.


Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of business other than the Association.

         The executive officers of the Company also hold the same positions with the Association and receive compensation from the Association. The following table sets forth information concerning the compensation for services in all capacities to the Association for the year ended September 30, 1996 of its Chief Executive Officer. No other executive officer of the Association received compensation in excess of $100,000 in fiscal 1996.

                                              SUMMARY COMPENSATION TABLE
                                                                                   Long Term
                           Annual Compensation                                   Compensation
                                                 Awards
                                                                            Restricted
                                                                               Stock       Options/      All Other
                                          Fiscal      Salary      Bonus      Award(s)        SARs       Compensation
       Name and Principal Position         Year       ($)(1)       ($)        ($)(2)         (#)           ($)(3)
       ---------------------------         ----       ------       ---        ------         ---           ------
Gerald W. Free, President and Chief        1996       173,474     18,000        ---          ---            5,781
   Executive Officer
                                           1995       162,450     14,000      171,647      30,380           4,050

                                           1994       146,000     15,600        ---          ---            3,678


(1) Includes $15,600, $14,950 and $9,100 in director's fees for fiscal 1996, 1995 and 1994, respectively.
(2)  Based on the  $14.125  closing  price  of the  Common  Stock on the  Nasdaq
     National Market on July 26, 1995, the date of grant. The shares of restricted stock vest in five equal annual installments subject to certain conditions with the first installment having vested on July 26, 1996.
     Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of the Common
     Stock. The dividends, however, are held by the Company for the account of Mr. Free until the vesting of the underlying shares. Based on the $15.50 closing price per share of the Common Stock on the Nasdaq National Market on September 30, 1996, the 9,721 restricted shares held by Mr. Free on such date had an aggregate market value of $150,676.
(3) Consists of term life insurance premiums paid by the Company on behalf of Mr. Free and a company car.

         No stock options or stock appreciation rights ("SARs") were granted during fiscal 1996.


         The following table provides information as to stock options exercised by the Company's Chief Executive Officer during the fiscal year ended September 30, 1996 and the value of the options held by the Chief Executive Officer on September 30, 1996.


                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                    OPTION VALUES
                                                                                                  Value of
                                                                 Number of                      Unexercised
                                                                 Securities                     In-the-Money
                                                                 Underlying                      Options at
                                                                Unexercised                    FY-End ($)(1)
                                                                 Options at
                                                                 FY-End (#)
                         Shares Acquired     Value
         Name            on Exercise (#)    Realized    Exercisable    Unexercisable   Exercisable     Unexercisable
                                              ($)           (#)             (#)            ($)              ($)
         ----            ---------------    --------    -----------    -------------   -----------     -------------
    Gerald W. Free            ----            ----         6,076          24,304          $8,355          $33,418


(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options granted based upon the exercise price of the option ($14.125 per share) and the closing price of the Common
     Stock ($15.50 per share) as reported on the Nasdaq National Market on September 30, 1996.


Compensation of Directors

         The Board of Directors of the Company are not paid for their service in such capacity. Directors of the Association receive fees of $1,300 per regularly scheduled meeting of the board and receive no fees for service on board committees.


Employment Agreement

         The Association entered into an employment agreement with Mr. Free, effective January 10, 1995, for a three-year term at an annual base salary equal to his then current salary. While the contract remains in force, salary increases will be reviewed not less often than annually and are subject to the sole discretion of the Board of Directors. The employment agreement provides for annual extensions for one additional year, but only upon express authorization by the Board of Directors at the end of each year. The employment agreement also provides for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision ("OTS") regulations. The employment agreement is terminable by Mr. Free upon 90 days notice to the Association.

         In the  event  there  is a  "change  in  control"  (as  defined  in the employment agreement) of the Company or the Association and Mr. Free's employment is terminated involuntarily in connection with such change in control or within 12 months thereafter, Mr. Free is entitled to receive continuing payments of the salary payable under the agreement over the portion of the term of the agreement that would remain but for the termination, plus a payment equal to 299% of the base amount of compensation as defined in the Internal Revenue Code of 1986, as amended (the "Code"); provided that total payments under the agreements must be limited to the maximum amount that would not cause certain adverse tax consequences to the Association and Mr. Free under Section 280G of the Code. Assuming a change in control had taken place as of September 30, 1996, the aggregate amount payable to Mr. Free pursuant to this change in control provision would have been approximately $479,895. The employment agreement also provides for participation in an equitable manner in employee benefits applicable to executive personnel.


Certain Transactions

         The Association has followed a policy of granting loans to officers, directors and employees, if such loans are made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions prevailing at the time, in accordance with the Association's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Association's loan committee. All loans by the Association to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Association. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. The association was in compliance with this requirement and loans to all directors and executive officers and their associates totalled approximately $446,125 at September 30, 1996, which amount was less than 1.0% of stockholders' equity at that date.

                                   PROPOSAL II
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement for Bryant & Welborn, L.L.P. to be its auditors for the 1997 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Bryant & Welborn, L.L.P. is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BRYANT & WELBORN, L.L.P. AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997.

                              STOCKHOLDER PROPOSALS


         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received no later than August 23, 1997, at the Company's main office located at 1200 South Beckham Avenue, Tyler, Texas 75701. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS


         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Association may solicit proxies personally or by telegraph or telephone without additional compensation.


BY ORDER OF THE BOARD OF DIRECTORS



/s/Gerald W. Free
-----------------
Gerald W. Free
President and Chief Executive Officer

Tyler, Texas
December 23, 1996

                                 REVOCABLE PROXY

                       EAST TEXAS FINANCIAL SERVICES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 22, 1997



         The undersigned hereby appoints the Board of Directors of East Texas Financial Services, Inc. (the "Company"), and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at company offices located at 1200 S. Beckham Avenue, Tyler, Texas, at 2:00 p.m., local time, on January 22, 1997, and at any and all adjournments or postponements thereof, as follows:


         I.       The election of the following
                  directors for three-year terms:

                                                      FOR      WITHHELD

                  JACK W. FLOCK                       [  ]      [  ]

                  CHARLES R. HALSTEAD                 [  ]      [  ]


                                                      FOR      AGAINST   ABSTAIN

         II.      The ratification of the             [  ]      [  ]      [  ]
                  appointment of Bryant & Welborn,
                  L.L.P. as independent auditors
                  for the Company for the fiscal
                  year ending September 30, 1997.



         In their discretion, upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Meeting or at any adjournment or postponement thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.




Dated:  ____________________________


------------------------------                    ------------------------------
PRINT NAME OF STOCKHOLDER                         PRINT NAME OF STOCKHOLDER




------------------------------                    ------------------------------
SIGNATURE OF STOCKHOLDER                          SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



         PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE